Evergreen

EVERGREEN VA FOUNDATION FUND

Semiannual Report
as of June 30, 2002

Evergreen Investments℠
MUTUAL FUNDS

Evergreen VA Foundation Fund - Semiannual Report as of June 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $218 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of June 30, 2002

Letter to Shareholders
August 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen VA Foundation Fund, which covers the six-month period ended June 30, 2002.

After experiencing mixed performance for the first three months of the period, the U.S. equities markets renewed their struggles during the final three months. Concerns over a slowdown in growth and the legitimacy of earnings were compounded by worries over terrorism and corporate credibility. As a result of these events, investor pessimism grew, and market valuations fell in the first half of the year. Leading the declines for the major market indexes was the Nasdaq Composite, which fell 25%. Following the Nasdaq in the pullback was the Standard & Poor’s 500 Index (S&P 500), which lost 14% of its value, and the Dow Jones Industrial Average, down 8% through June 30, 2002. Even small cap stocks (as measured by the Russell 2000 Index, which outperformed other benchmarks for much of the past two years) were down 9% in the second quarter, bringing their mid-year loss to 5%.

The U.S. fixed income markets, after mixed performance in the first three months of the period, recovered nicely in the final three months. Moderation in economic growth had much to do with this improvement in performance, since a slowdown in the pace of gross domestic product (GDP) growth suggests the Federal Reserve Board may remain on the sidelines longer than originally anticipated. Uncertainty related to geopolitical risks also contributed to the gains in Treasuries, which still maintain their role as a leading safe haven for domestic and international investors.

Looking ahead for the markets, we strongly encourage investors to focus on the improving fundamentals of the U.S. economy. We continue to project GDP growth in the range of 3% in 2002, with inflation tracking below 2%. Unemployment, as a lagging indicator, will likely get worse before it gets better. The silver lining here is that the Fed should stay on the sidelines until the trend in employment turns positive. Additionally, the growth trends for services and productivity remain positive, suggesting better profits ahead.

We continue to forecast operating earnings growth in the range of 8% to 10% for companies in the S&P 500 during 2002. Profits have often risen more than 20% in the first year of past recoveries, yet due to the lack of capital spending increases, we expect moderate earnings growth this year compared to past periods. We believe equity market gains may begin to reflect profit growth. However, given the low levels of investor confidence, we see very little room for P/E multiple expansion. A positive development on the geopolitical front, though, could add considerable momentum to the markets, providing investors relief from oversold conditions and a path to higher valuation.

Looking at bonds, we believe the pace of economic growth will enable the Fed to only slightly tighten policy late in the year. The prospects for slightly higher rates and the elongation of the recovery may enable fixed income instruments to continue recent contributions to diversified portfolios. Quality high yield bonds and investment-grade corporates also offer potential for gains as the environment improves and spreads narrow.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than trying to make investment decisions based on anticipated market movements. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investments

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

EVERGREEN
VA Foundation Fund
Fund at a Glance as of June 30, 2002

“Second quarter earnings will likely show a modest increase from where they stood second quarter 2001. That first positive year-over-year comparison, coupled with more positive guidance by corporate management, could be the spark that will start a market rally.”

PORTFOLIO MANAGEMENT TEAM

Large Cap Core Growth Team, Value Equity Team and Tattersall Advisory Group, Inc.

Lead Managers:
Maureen E. Cullinane, CFA &Timothy E. O’Grady

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/1/1996

6-month return	-6.97%

Average Annual Returns

1 year	-7.95%

5 year	2.24%

Since Portfolio Inception	6.14%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Foundation Fund,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The LBABI and Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of June 30, 2002, and subject to change.

EVERGREEN
VA Foundation Fund
Portfolio Manager Interview

How did the fund perform?

The fund had a total return of -6.97% for the six-month period ended June 30, 2002. During the same period, the Russell 1000 Index returned -12.82% and the Lehman Brothers Aggregate Bond Index returned 3.79%. The median return among variable annuity portfolios in the balanced category was -6.51%, according to Lipper Inc., an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$154,359,159

Number of Holdings	229

P/E Ratio	22.7x

Effective Maturity	6.4 years

Average Duration	4.3 years

Average Credit Quality*	AAA

* Source: Standard & Poor’s

What was the investment environment during the period?

The last six months were a difficult investment environment for a number of reasons. Technology and telecommunication services were a drag on the markets, but they were not the only areas of concern. We have witnessed an almost unprecedented deterioration in investor confidence as a result of corporate governance issues and accounting practices, as well as fear of the potential of future terrorism and geopolitical events. Interest rates were up slightly during the first quarter, which was not a great environment for bonds. During the second quarter of 2002, the few positive signals of recovery were more than offset by concerns about corporate accounting and management practices, and rates on various securities declined, producing a more positive environment for bonds.

We believe, however, that the economy is actually stronger than the stock market currently reflects and see signs of improvement. Consumer spending has remained vibrant, given healthy employment levels, low interest rates and moderate inflation. The strength in the housing market has surpassed expectations, as low mortgage rates have enhanced the affordability of housing. We believe the consumer bears watching, however, since consumer installment debt is at a record high as a percentage of disposable income. Industrial manufacturing picked up modestly with the improvement in new orders and business spending.

PORTFOLIO COMPOSITION
(as a percentage of 6/30/2002 portfolio assets)

Common Stock	52.9%

Mortgage-Backed Securities	12.8%

Corporate Bonds & Notes	10.6%

Mutual Fund Shares	8.3%

Collateralized Mortgage Obligations	7.2%

U.S. Treasury Obligations	5.2%

Asset-Backed Securities	1.8%

Yankee Obligations	0.9%

U.S. Government & Agency	0.3%

What strategies did you pursue in the growth portion of the portfolio?

Although we continued to focus on the familiar investment themes of the past -- healthcare and technology -- we broadened the portfolio to include additional investment themes, such as defense spending, industrial manufacturing and consumer spending.

Because of the expansion of U. S. military involvement overseas, defense-related stocks performed well during the first half of the year, including the portfolio’s holdings of Northrop and United Technologies. Consumer cyclicals performed well with positive contributions from housing-related retailers, such as Lowe’s and Bed, Bath & Beyond. Industrial cyclicals, such as Illinois Tool Works and commodity manufacturers, such as PPG Industries (paint and glass) and Praxair (industrial gases), gained favor with investors in anticipation of an improving economy.

We reduced our exposure to the healthcare sector during the period. Without a compelling reason for investment, such as a promising new drug approval, the major pharmaceutical stocks appeared expensive and vulnerable to disappointment. A relatively small allocation to the financial sector proved disappointing, as the stocks declined on investor fears about the level of debt at a number of major corporations and the potential for loan defaults.

EVERGREEN
VA Foundation Fund
Portfolio Manager Interview

TOP 5 EQUITY SECTORS
(as a percentage of 6/30/2002 net assets)

Financials	10.4%

Consumer Discretionary	8.0%

Industrials	7.4%

Health Care	7.7%

Information Technology	5.5%

What strategies did you pursue in the value portion of the portfolio?

During 2002, we made adjustments and undertook initiatives to improve performance. First, we established a more objective sell discipline and slightly increased portfolio turnover to help reduce risk. We are employing a more opportunistic strategy going forward to broaden the portfolio. We have been reducing outsized positions in the portfolio and minimizing industry concentrations. We will maintain our rigorous fundamental methodology, approach and discipline, but believe these modifications will improve our process.

Some of the names we added to the portfolio in order to achieve this broadening include Scana, an electrical service and oil and gas exploration company, and FPL Group, a public utility holding company with good potential for increased growth. We also purchased First Data Corp., a leading processor of financial transactions, as a relatively defensive way to invest in the technology sector. We also added ConAgra Foods, one of the largest food service suppliers in the country, to capitalize on the rising trend in food service.

Underperformance in the portfolio was almost exclusively concentrated in the consumer discretionary sector as a result of three cable holdings: Adelphia Communications, Cablevision and AOL Time Warner. Highly leveraged debt structures are the primary factor for the underperformance at Adelphia and Cablevision. Adelphia no longer remains in the portfolio. In the case of AOL, analysts continue to revise forecasts down for the company’s growth prospects. We also sold several companies in the energy merchant sector, which is currently under investigation by the Federal Energy Regulatory Commission.

TOP 10 EQUITY HOLDINGS
(as a percentage of 6/30/2002 net assets)

3M Co.	1.7%

Microsoft Corp.	1.6%

Exxon Mobil Group	1.5%

Citigroup, Inc.	1.5%

American International Group, Inc.	1.3%

Lowe’s Companies, Inc.	1.1%

Anheuser-Busch Companies, Inc.	1.1%

Bank of America Corp.	1.0%

PepsiCo, Inc.	1.0%

Bristol-Meyers Squibb Co.	1.0%

What strategies did you use to manage the fixed income portion of the fund?

We began the year with portfolio durations at about 98% of the benchmark and that slightly defensive posture helped the fund’s performance in the first quarter when interest rates rose. By April, we increased the duration to 102% when interest rates gave back the earlier increases, and this slightly aggressive posture contributed to performance again. We then readjusted the portfolio’s duration back to neutral by the end of the period.

We have been slightly overweighted versus the benchmark in mortgage securities and this was the best performing sector during the first quarter of 2002. During the second quarter, mortgage securities suffered from increased volatility and prepayment uncertainties, but we believe they still have value. By contrast, the corporate sector was the worst performing area in 2002 due to a myriad of credit issues. We focused on security selection, concentrating on credit quality and liquidity in order to avoid problem credits. We ended the period overweight in corporates and believe the sector will continue to add value to the fund throughout the remainder of the year.

TOP 5 BOND SECTORS
(as a percentage of 6/30/2002 net assets)

Mortgage-Backed Securities	13.1%

Consumer Discretionary	1.0%

Collateralized Mortgage Obligations	7.4%

Financials	6.1%

U.S. Treasury Obligations	5.3%

EVERGREEN
VA Foundation Fund
Portfolio Manager Interview

TOP 5 BOND HOLDINGS
(as a percentage of 6/30/2002 net assets)

	Coupon	Maturity

U.S. Treasury Notes	5.88%	11/15/2004	2.5%

U.S. Treasury Bonds	6.25%	8/15/2023	1.7%

FHLMC	6.00%	TBA	1.3%

U.S. Treasury Bonds	5.25%	11/15/2028	1.0%

GNMA	6.50%	TBA	1.0%

What is your outlook for the remainder of the year?

We believe the market remains oversold on a short-term basis and will need to see significant earnings improvement to sustain itself for the long term. Second quarter earnings will likely show a modest increase from where they stood second quarter 2001. That first positive year-over-year comparison, coupled with more positive guidance by corporate management, could be the spark that will start a market rally. We believe it will be very late in the year or early in 2003 before we see any interest rate increases from the Federal Reserve Board. In the growth portfolio, we will continue to invest in stable growth companies, with strong franchises, good management and an ability to sustain or increase earnings growth. In the value portfolio we will seek out value wherever it exists across the capitalization spectrum, while maintaining our large cap value profile on an aggregate portfolio basis. In the fixed income portion of the portfolio we plan to maintain our neutral duration posture and to look to both corporate and mortgage securities in order to add to the fund’s returns over the next six months.

EVERGREEN
VA Foundation Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31,
		2001	2000	1999	1998[1]	1997[1]

Net asset value, beginning of period	$ 13.05	$ 14.60	$ 15.70	$ 14.47	$ 13.54	$ 11.31

Income from investment operations

Net investment income	0.13	0.30	0.24	0.28	0.35	0.26

Net realized and unrealized gains or losses on securities	(1.04)	(1.55)	(1.01)	1.27	1.07	2.86

Total from investment operations	(0.91)	(1.25)	(0.77)	1.55	1.42	3.12

Distributions to shareholders from

Net investment income	0[2]	(0.30)	(0.24)	(0.28)	(0.26)	(0.24)

Net realized gains	0	0	(0.09)	(0.04)	(0.23)	(0.65)

Total distributions to shareholders	0	(0.30)	(0.33)	(0.32)	(0.49)	(0.89)

Net asset value, end of period	$ 12.14	$ 13.05	$ 14.60	$ 15.70	$ 14.47	$ 13.54

Total return[3]	(6.97%)	(8.57%)	(4.93%)	10.64%	10.56%	27.80%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 154,359	$ 168,337	$ 187,825	$ 145,566	$ 78,371	$ 31,840

Ratios to average net assets

Expenses[4]	0.90%[5]	0.93%	0.92%	0.95%	1.00%	1.01%

Net investment income	2.10%[5]	2.15%	1.78%	2.29%	2.44%	2.15%

Portfolio turnover rate	90%	195%	89%	77%	10%	26%

1. Net investment income is based on average shares outstanding during the period.

2. Amount represents less than $0.01 per fund share.

3. Total return does not reflect charges attributable to your insurance company’s separate account.

4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5. Annualized

See Notes to Financial Statements.

EVERGREEN
VA Foundation Fund
Schedule of Investments
June 30, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

ASSET-BACKED SECURITIES - 1.9%
MBNA Master Credit Card Trust:
Ser. 1996-J, Class A, 2.05%, 02/15/2006	AAA	$450,000	$ 450,704
Ser. 1998-G, Class A, 5.65%, 02/17/2009	AAA	390,000	390,884
Ser. 1998-J, Class A, 5.25%, 02/15/2006	AAA	30,000	30,984
Morgan Stanley Co., Inc., 5.87%, 03/01/2007 TRACERS 144A (k)	A-	750,000	764,787
PSE&G Transition Funding LLC, Ser. 2001-1, Class A6, 6.61%, 06/15/2015	AAA	620,000	668,270
Saxon Asset Securities Trust, Ser. 2000-2, Class AF4, 8.23%, 03/25/2024	AAA	600,000	625,777
Total Asset-Backed Securities			2,931,406
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.4%
Capital One Master Trust, Ser. 1999-3, Class A, 2.09%, 09/15/2009	AAA	620,000	624,550
FHLMC:
Ser. 1629, Class H, 6.00%, 12/15/2020	AAA	800,000	830,984
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	1,169,000	1,198,564
Ser. 2370, Class PE, 6.00%, 10/01/2031	AAA	700,000	717,815
Ser. 2394, Class MB, 6.00%, 01/15/2015	AAA	570,000	587,333
Ser. 2416, Class PC, 6.00%, 09/15/2014	AAA	45,000	47,019
Ser. 2419, Class DW, 5.50%, 08/15/2011	AAA	50,000	51,780
Ser. 2427, Class GH, 5.50%, 05/15/2021	AAA	1,240,000	1,285,890
Ser. 2448, Class QM, 6.50%, 05/15/2031 (h)	AAA	930,000	948,995
FNMA:
Ser. 2001-TB, Class A1, 7.50%, 07/25/2041	AAA	699,339	733,841
Ser. 2001-T10, Class A2, 7.50%, 12/25/2041	AAA	906,626	962,561
Ser. 2002-16, Class XN, 6.00%, 05/25/2012	AAA	790,000	814,152
Ser. 2002-7, Class TC, 5.75%, 02/01/2014	AAA	45,000	46,649
Ser. 2002-9, Class PB, 6.00%, 11/25/2014	AAA	805,000	826,808
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	AAA	73,288	77,009
Ser. G92-9, Class ZQ, 7.00%, 12/25/2021	AAA	26,548	28,093
Lehman Brothers Comml. Conduit Mtge. Trust, Ser. 1999-C1, Class A2, 6.78%, 06/15/2031	AAA	30,000	32,390
Morgan Stanley Capital I, Inc., Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030	AAA	955,000	1,010,574
Residential Asset Mtge. Products, Inc., Ser. 2002-RS2, Class AI5, 6.03%, 03/25/2032	AAA	555,000	566,113
Total Collateralized Mortgage Obligations			11,391,120
CORPORATE BONDS - 10.9%
CONSUMER DISCRETIONARY - 1.0%
Media - 0.2%
AOL Time Warner, Inc., 7.625%, 04/15/2031	BBB+	300,000	263,381
Multi-line Retail - 0.8%
May Department Stores Co., 6.90%, 01/15/2032	A+	500,000	497,795
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	650,000	715,023
1,212,818
CONSUMER STAPLES - 0.5%
Beverages - 0.5%
Anheuser-Busch Companies, Inc., 5.625%, 10/01/2010	A+	450,000	452,340
Coca Cola Enterprises, Inc., 0.00%, 06/20/2020 (n)	A	1,000,000	306,628
758,968

EVERGREEN
VA Foundation Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
ENERGY - 0.6%
Energy Equipment & Services - 0.0%
Kinder Morgan Energy Partners, 7.40%, 03/15/2031	A-	$50,000	$ 51,229
Oil & Gas - 0.6%
Amerada Hess Corp., 7.125%, 03/15/2033	BBB	350,000	348,640
Conoco, Inc., 5.45%, 10/15/2006	BBB+	500,000	512,701
861,341
FINANCIALS - 6.1%
Banks - 1.4%
Bank of New York, 7.30%, 12/01/2009	A	575,000	635,670
National City Corp., 6.625%, 03/01/2004	A-	500,000	526,623
Norwest Corp., 6.20%, 12/01/2005	A+	500,000	528,911
U.S. Bank, 6.375%, 08/01/2011	A	400,000	416,303
Wells Fargo & Co., 6.45%, 02/01/2011	A+	50,000	52,345
2,159,852
Diversified Financials - 4.3%
Caterpillar Financial Services Corp., 5.95%, 12/01/2005	A+	700,000	731,698
Discover Card, 6.85%, 07/17/2007	AAA	690,000	743,236
Ford Motor Credit Co., 7.375%, 10/28/2009	BBB+	700,000	725,867
GE Capital Corp., 7.25%, 02/01/2005	AAA	750,000	813,316
GMAC, 6.875%, 09/15/2011	BBB+	1,000,000	994,489
Golden West Financial Corp., 5.50%, 08/08/2006	A	500,000	508,300
Household Finance Corp., 6.40%, 06/17/2008	A	540,000	542,388
International Lease Finance Corp., 5.50%, 06/07/2004	AA-	850,000	876,571
Sprint Capital Corp., 6.875%, 11/15/2028	BBB-	350,000	219,564
USAA Capital Corp., 5.59%, 12/20/2006 144A	AAA	400,000	409,558
6,564,987
Insurance - 0.4%
American General Finance Corp., 5.875%, 07/14/2006	A+	600,000	620,158
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Cigna Corp., 6.375%, 10/15/2011	A+	500,000	516,885
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.2%
Boeing Co., 6.625%, 02/15/2038	A+	400,000	392,457
Air Freight & Couriers - 0.0%
United Parcel Services, Inc., 8.375%, 04/01/2020	AAA	5,000	6,038
Road & Rail - 0.4%
Burlington Northern Santa Fe, 6.75%, 07/15/2011	BBB+	550,000	578,233
MATERIALS - 0.5%
Chemicals - 0.5%
Dow Chemical Co., 5.25%, 05/14/2004	A	750,000	767,904
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
Bellsouth Corp., 5.00%, 10/15/2006	A+	650,000	655,934
SBC Communications, Inc., 5.875%, 02/01/2012	AA-	600,000	600,401
1,256,335

EVERGREEN
VA Foundation Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
UTILITIES - 0.5%
Electric Utilities - 0.2%
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006	A-	$325,000	$ 323,484
Gas Utilities - 0.3%
Consolidated Natural Gas Co., 5.375%, 11/01/2006	BBB+	400,000	401,805
Total Corporate Bonds			16,735,875
MORTGAGE-BACKED SECURITIES - 13.1%
FHLB:
4.875%, 04/16/2004	AAA	500,000	517,144
5.50%, 11/01/2031	AAA	657,258	637,754
FHLMC:
5.50%, 12/01/2031-02/01/2032	AAA	1,374,103	1,333,327
6.00%, 01/01/2032-05/01/2032	AAA	1,087,945	1,087,391
6.50%, 10/15/2030	AAA	950,000	968,312
7.50%, 09/01/2031	AAA	896,455	942,188
6.00%, TBA (tt) #	AAA	2,010,000	2,005,598
FNMA:
5.50%, 05/25/2012-02/01/2017	AAA	1,438,723	1,443,731
5.60%, 11/01/2008	AAA	834,509	848,769
5.735%, 01/01/2009	AAA	976,928	1,005,454
5.89%, 10/01/2008	AAA	869,034	896,082
6.03%, 12/01/2008	AAA	673,264	698,289
6.55%, 09/01/2004	AAA	1,279,829	1,342,298
6.95%, 08/01/2009	AAA	1,042,101	1,128,642
7.50%, 12/01/2030-02/01/2032	AAA	1,309,017	1,377,304
5.50%, TBA #	AAA	675,000	675,635
6.50%, TBA #	AAA	1,250,000	1,294,537
GNMA:
7.00%, 10/15/2028-03/20/2032	AAA	492,149	510,482
6.50%, TBA (tt) #	AAA	1,450,000	1,479,000
Total Mortgage-Backed Securities			20,191,937
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.3%
FHLMC, 6.25%, 10/15/2002	AAA	500,000	506,184
U.S. TREASURY OBLIGATIONS - 5.3%
U.S. Treasury Bonds:
5.25%, 11/15/2028	AAA	1,580,000	1,486,033
6.25%, 08/15/2023	AAA	2,445,000	2,620,404
U.S. Treasury Notes:
5.875%, 11/15/2004 ##	AAA	3,650,000	3,880,410
6.125%, 08/15/2007	AAA	225,000	245,307
Total U.S. Treasury Obligations			8,232,154
YANKEE OBLIGATIONS - GOVERNMENT - 0.9%
Canada:
4.25%, 11/20/2006	AA-	700,000	699,971
4.625%, 10/03/2006	AA-	700,000	709,523
Total Yankee Obligations-Government			1,409,494

EVERGREEN
VA Foundation Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 54.3%
CONSUMER DISCRETIONARY - 8.0%
Automobiles - 0.7%
Harley-Davidson, Inc.	20,504	$ 1,051,240
Distributors - 0.1%
Tech Data Corp. * (p)	3,665	138,720
Hotels, Restaurants & Leisure - 0.8%
McDonald’s Corp.	24,075	684,934
Starbucks Corp. *	22,000	546,700
Starwood Hotels & Resorts	976	32,101
1,263,735
Household Durables - 1.0%
Black & Decker Corp.	22,721	1,095,152
Centex Corp. (p)	1,423	82,235
Sony Corp.	6,500	345,150
1,522,537
Media - 1.9%
AOL Time Warner, Inc.	32,619	479,825
Cablevision Systems Corp., Class A * (p)	11,594	109,679
Gannett Co., Inc.	9,000	683,100
Liberty Media Corp., Ser. A *	3,906	39,060
New York Times Co., Class A	14,231	732,897
Viacom, Inc., Class B *	20,124	892,902
2,937,463
Multi-line Retail - 1.4%
Kohl’s Corp. *	10,000	700,800
Wal-Mart Stores, Inc.	26,330	1,448,413
2,149,213
Specialty Retail - 2.1%
Bed Bath & Beyond, Inc. *	24,200	913,308
Home Depot, Inc.	16,000	587,680
Lowe’s Companies, Inc. (p)	38,541	1,749,762
3,250,750
CONSUMER STAPLES - 5.4%
Beverages - 2.5%
Anheuser-Busch Companies, Inc.	32,930	1,646,500
Coca-Cola Co.	12,000	672,000
PepsiCo, Inc.	32,842	1,582,984
3,901,484
Food & Drug Retailing - 1.0%
CVS Corp.	20,800	636,480
SYSCO Corp.	36,000	979,920
1,616,400
Food Products - 0.1%
ConAgra, Inc.	4,177	115,494
Household Products - 0.9%
Procter & Gamble Co.	15,130	1,351,109

EVERGREEN
VA Foundation Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS- continued
CONSUMER STAPLES - continued
Personal Products - 0.1%
Avon Products, Inc.	881	$ 46,024
Kimberly-Clark Corp.	1,073	66,526
112,550
Tobacco - 0.8%
Philip Morris Companies, Inc.	28,752	1,255,887
ENERGY - 5.3%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	15,400	512,666
BJ Services Co. *	2,245	76,061
ENSCO International, Inc.	1,678	45,742
Nabors Industries, Ltd. *	13,500	476,550
Rowan Co., Inc.	10,800	231,660
Schlumberger, Ltd.	8,400	390,600
Weatherford International, Ltd. * (p)	11,000	475,200
2,208,479
Oil & Gas - 3.9%
Anadarko Petroleum Corp.	9,274	457,208
Apache Corp.	12,000	689,760
ChevronTexaco Corp.	10,752	951,552
Conoco, Inc.	38,854	1,080,141
Exxon Mobil Corp.	58,252	2,383,672
Occidental Petroleum Corp.	11,367	340,896
Phillips Petroleum Co.	938	55,230
Valero Energy Corp.	298	11,151
5,969,610
FINANCIALS - 10.4%
Banks - 4.3%
AmSouth Bancorp	19,503	436,477
Bank of America Corp.	22,717	1,598,368
Bank of New York Co., Inc.	1,170	39,488
First Tennessee National Corp. (p)	11,821	452,744
Greenpoint Financial Corp.	4,871	239,166
Mellon Financial Corp.	13,000	408,590
PNC Financial Services Group	590	30,845
Sovereign Bancorp, Inc. (p)	31,064	464,407
U.S. Bancorp	46,082	1,076,015
Washington Mutual, Inc.	19,650	729,211
Wells Fargo & Co.	24,254	1,214,155
6,689,466
Diversified Financials - 4.2%
American Express Co.	15,926	578,432
Capital One Financial Corp.	8,000	488,400
Citigroup, Inc.	59,924	2,322,055
Fannie Mae	7,076	521,855
Freddie Mac	11,829	723,935

EVERGREEN
VA Foundation Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS- continued
FINANCIALS - continued
Diversified Financials - continued
J.P. Morgan Chase & Co.	16,947	$ 574,842
MBNA Corp.	16,155	534,246
Merrill Lynch & Co., Inc.	8,456	342,468
Morgan Stanley Dean Witter & Co.	8,108	349,293
6,435,526
Insurance - 1.9%
Allstate Corp.	10,769	398,238
American International Group, Inc.	28,267	1,928,657
CIGNA Corp.	5,010	488,074
Marsh & McLennan Co.	227	21,928
MBIA, Inc.	531	30,018
2,866,915
HEALTH CARE - 7.7%
Health Care Equipment & Supplies - 1.7%
Becton Dickinson & Co.	7,018	241,770
Biomet, Inc.	11,500	311,880
Medtronic, Inc.	20,908	895,908
Saint Jude Medical, Inc. *	10,200	753,270
Stryker Corp.	8,000	428,080
2,630,908
Health Care Providers & Services - 1.4%
Aetna, Inc.	13,500	647,595
HCA-The Healthcare Corp.	13,500	641,250
Health Net, Inc., Class A *	6,191	165,733
Laboratory Corp. * (p)	15,000	684,750
Tenet Healthcare Corp. *	509	36,419
2,175,747
Pharmaceuticals - 4.6%
Abbott Laboratories	5,467	205,832
Bristol-Myers Squibb Co.	57,624	1,480,937
Johnson & Johnson Co.	25,237	1,318,886
Merck & Co., Inc.	16,139	817,279
Pfizer, Inc.	35,397	1,238,895
Pharmacia Corp.	37,685	1,411,303
Wyeth	13,132	672,358
7,145,490
INDUSTRIALS - 7.4%
Aerospace & Defense - 1.6%
Honeywell International, Inc.	924	32,553
Lockheed Martin Corp.	3,500	243,250
Northrop Grumman Corp. (p)	11,747	1,468,375
United Technologies Corp.	11,607	788,115
2,532,293
Commercial Services & Supplies - 1.1%
Concord EFS, Inc. *	18,000	542,520
First Data Corp.	14,335	533,262
Waste Management, Inc.	22,300	580,915
1,656,697

EVERGREEN
VA Foundation Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS- continued
INDUSTRIALS - continued
Electrical Equipment - 0.5%
Celestica, Inc. * (p)	8,404	$ 190,855
Emerson Electric Co.	7,600	406,676
Thermo Electron Corp.	7,914	130,581
728,112
Industrial Conglomerates - 2.8%
3M Co.	20,885	2,568,855
General Electric Co.	45,523	1,322,443
Textron, Inc.	401	18,807
Tyco International, Ltd.	30,727	415,122
4,325,227
Machinery - 1.4%
Deere & Co.	23,984	1,148,833
Dover Corp.	930	32,550
Illinois Tool Works, Inc.	13,500	922,050
2,103,433
INFORMATION TECHNOLOGY - 5.5%
Communications Equipment - 0.8%
Cisco Systems, Inc. *	56,378	786,473
Motorola, Inc.	27,784	400,645
1,187,118
Computers & Peripherals - 1.2%
Dell Computer Corp. *	9,600	250,944
Hewlett-Packard Co.	18,000	275,040
International Business Machines Corp.	19,266	1,387,152
1,913,136
IT Consulting & Services - 0.4%
Affiliated Computer Services, Inc., Class A *	12,500	593,500
Semiconductor Equipment & Products - 0.9%
Intel Corp.	35,562	649,718
Microchip Technology, Inc. *	1,866	51,184
Texas Instruments, Inc.	27,655	655,424
1,356,326
Software - 2.2%
Electronic Arts, Inc. *	5,000	330,250
Microsoft Corp. *	45,937	2,512,754
Oracle Corp. *	44,700	423,309
Veritas Software Corp. *	11,554	228,654
3,494,967
MATERIALS - 1.6%
Chemicals - 0.6%
E.I. du Pont de Nemours & Co.	624	27,706
PPG Industries, Inc.	5,500	340,450
Praxair, Inc.	9,662	550,444
918,600
Metals & Mining - 0.4%
Alcoa, Inc.	19,737	654,282

EVERGREEN
VA Foundation Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS- continued
MATERIALS - continued
Paper & Forest Products - 0.6%
International Paper Co.	14,675	$ 639,536
MeadWestvaco Corp.	8,705	292,140
931,676
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.2%
ALLTEL Corp.	15,907	747,629
AT&T Corp.	22,892	244,944
Centurytel, Inc. (p)	27,004	796,618
SBC Communications, Inc.	24,470	746,335
Verizon Communications, Inc.	21,610	867,642
3,403,168
UTILITIES - 0.8%
Electric Utilities - 0.8%
Duke Energy Corp.	11,538	358,832
FPL Group, Inc.	5,071	304,209
Public Service Enterprise Group, Inc.	7,357	318,558
Scana Corp.	10,116	312,281
1,293,880
Gas Utilities - 0.0%
El Paso Corp.	796	16,406
Total Common Stocks		83,897,544
UNIT INVESTMENT TRUST - 0.1%
S&P 500 Depositary Receipt (p)	1,410	139,534
SHORT-TERM INVESTMENTS - 11.2%
MUTUAL FUND SHARES - 11.2%
Evergreen Institutional U.S. Government Money Market Fund (o) (t)	13,030,570	13,030,570
Navigator Prime Portfolio (pp)	4,206,629	4,206,629
Total Short-Term Investments		17,237,199
Total Investments - (cost $168,334,586) - 105.4%		162,672,447
Other Assets and Liabilities - (5.4%)		(8,313,288)
Net Assets - 100.0%		$ 154,359,159

EVERGREEN
VA Foundation Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
(t)	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(tt)	Security acquired under mortgage dollar roll agreement.
(k)	Security accrues interest at a fixed coupon which is based on an underlying pool of securities.
(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
#	When-issued security
##	All or a portion of the security has been segregated for when-issued securities.

Summary of Abbreviations
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced
TRACERS	Traded Custody Receipts

See Notes to Financial Statements.

EVERGREEN
VA Foundation Fund
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets
Identified cost of securities	$ 168,334,586
Net unrealized losses on securities	(5,662,139)
Market value of securities	162,672,447
Receivable for securities sold	2,884,396
Dividends and interest receivable	661,275

Total assets	166,218,118

Liabilities
Payable for securities purchased	4,735,088
Payable for open mortgage dollar rolls	2,857,122
Payable for securities on loan	4,206,629
Deferred mortgage dollar roll income	5,519
Advisory fee payable	9,468
Due to other related parties	1,271
Accrued expenses and other liabilities	43,862

Total liabilities	11,858,959

Net assets	$ 154,359,159

Net assets represented by
Paid-in capital	$ 181,569,172
Undistributed net investment income	1,663,362
Accumulated net realized losses on securities	(23,211,236)
Net unrealized losses on securities	(5,662,139)

Total net assets	$ 154,359,159

Shares outstanding	12,714,637

Net asset value per share	$ 12.14

See Notes to Financial Statements.

EVERGREEN
VA Foundation Fund
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

Investment income
Interest	$ 1,790,254
Dividends (net of foreign witholding taxes of $709)	595,240

Total investment income	2,385,494

Expenses
Advisory fee	591,932
Administrative services fees	79,454
Transfer agent fee	247
Trustees’ fees and expenses	4,622
Printing and postage expenses	1,814
Custodian fee	18,833
Professional fees	10,253
Other	7,480

Total expenses	714,635
Less: Expense reductions	(605)

Net expenses	714,030

Net investment income	1,671,464

Net realized and unrealized losses on securities
Net realized losses on securities	(5,370,497)

Net change in unrealized losses on securities	(7,717,192)

Net realized and unrealized losses on securities	(13,087,689)

Net decrease in net assets resulting from operations	$ (11,416,225)

See Notes to Financial Statements.

EVERGREEN
VA Foundation Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Operations
Net investment income	$ 1,671,464	$ 3,765,767
Net realized losses on securities	(5,370,497)	(12,507,337)
Net change in unrealized losses on securities	(7,717,192)	(7,991,928)

Net decrease in net assets resulting from operations	(11,416,225)	(16,733,498)

Distributions to shareholders from
Net investment income	(13,890)	(3,750,694)

Capital share transactions
Proceeds from shares sold	1,760,533	16,557,068
Payment for shares redeemed	(11,468,481)	(19,310,840)
Net asset value of shares issued in reinvestment of distributions	13,890	3,750,694
Net asset value of shares issued in acquisition of Wachovia Balanced Fund II	7,146,006	0

Net increase (decrease) in net assets resulting from capital share transactions	(2,548,052)	996,922

Total decrease in net assets	(13,978,167)	(19,487,270)
Net assets
Beginning of period	168,337,326	187,824,596

End of period	$ 154,359,159	$ 168,337,326

Undistributed net investment income	$ 1,663,362	$ 5,788

Other Information:
Share increase (decrease)
Shares sold	137,575	1,210,532
Shares redeemed	(904,951)	(1,462,518)
Shares issued in reinvestment of distributions	1,067	288,943
Shares issued in acquisition of Wachovia Balanced Fund II	582,837	0

Net increase (decrease) in shares	(183,472)	36,957

See Notes to Financial Statements.

EVERGREEN
VA Foundation Fund
Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen VA Foundation Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. When-issued and Delayed Delivery Transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

C. Securities Lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

D. Dollar Roll Transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance a Fund’s current yield and total return.

EVERGREEN
VA Foundation Fund
Notes to Financial Statements (Unaudited) (continued)

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.745% of the average daily net assets of the Fund.

Tattersall Advisory Group, an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-adviser to the Fund and is paid by EIMC for its services to the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $48,140 to First Union Securities, Inc.

4. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Balanced Fund II in an exchange of shares. The net assets were exchanged through a tax-free exchange for 582,837 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $530,314. The aggregate net assets of the Fund and the Wachovia Balanced Fund II immediately prior to the acquisition were $150,069,681 and $7,146,006, respectively. The aggregate net assets of the Fund immediately after the acquisition were $157,215,687.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of non-U.S. Government investment securities (excluding short-term securities) were $77,130,765 and $79,421,323, respectively. Cost of purchases and proceeds from sales of U.S. Government investment securities (excluding short-term securities) were $58,777,534 and $61,939,586, respectively.

EVERGREEN
VA Foundation Fund
Notes to Financial Statements (Unaudited) (continued)

The Fund loaned securities during the year ended June 30, 2002 to certain brokers. At June 30, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $4,069,688 and $4,206,629, respectively. During the six months ended June 30, 2002, the Fund earned $25,062 in income from securities lending.

During the six months ended June 30, 2002, the Fund entered into dollar roll transactions. At June 30, 2002, the Fund had the following dollar roll agreements outstanding:

Dollar Roll Amount	Counterparty	Settlement Date

$386,895	CS First Boston	7/15/2002
926,972	Lehman Brothers, Inc	7/15/2002
694,865	Morgan Stanley	7/15/2002
858,381	CS First Boston	7/22/2002

During the six months ended June 30, 2002, the Fund earned $62,735 in income on dollar roll transactions.

On June 30, 2002, the aggregate cost of securities for federal income tax purposes was $168,334,586. The gross unrealized appreciation and depreciation on securities based on that cost was $4,506,923 and $10,169,062, respectively, with a net unrealized depreciation of $5,662,139.

As of December 31, 2001, the Fund had a capital loss carryover for federal income tax purposes of $4,708,481 and $12,997,242 expiring in 2008 and 2009, respectively.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $66,342.

6. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $605 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.00%.

7. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the funds and also allocated pro rata.

During the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

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Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen Funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Mutual funds to meet all your needs We offer a complete family of mutual funds designed to help you meet a wide range of financial goals.

Global & International funds invest in securities of companies around the globe.

Domestic Equity funds invest in securities of companies primarily located in the United States.

Blend Equity funds invest in a blend of equity investment styles.

Balanced funds invest in a mix of stocks and bonds to maximize benefits of asset allocation.

Fixed Income funds invest in securities with the potential to produce regular income.

Tax Advantaged funds invest in securities that produce federally tax-free income.*

Money Market funds invest in short-term money market instruments with a high degree of liquidity.

* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

558955 8/2002

Visit us online at EvergreenInvestments.com

For more information
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034